EXHIBIT 24

                                POWER OF ATTORNEY

      Know all men by these presents that W. E. GREEHEY constitutes and appoints
J. L. PAYNE, MARK A. JACKSON and DAVID L. HICKS and each or any of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution, for him and in his name, place and stead, in any and all capacities to sign in his name to the Annual Report on Form 10-K of SANTA FE SNYDER CORPORATION for the fiscal year ended December 31, 1999 and to file the same, and with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them or their substitutes may lawfully do or cause to be done by virtue hereof.


Dated March 9, 2000
W. E. Greehey
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                                POWER OF ATTORNEY

      Know all men by these presents that M. N. KLEIN constitutes and appoints
J. L. PAYNE, MARK A. JACKSON and DAVID L. HICKS and each or any of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution, for him and in his name, place and stead, in any and all capacities to sign in his name to the Annual Report on Form 10-K of SANTA FE SNYDER CORPORATION for the fiscal year ended December 31, 1999 and to file the same, and with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them or their substitutes may lawfully do or cause to be done by virtue hereof.

Dated March 9, 2000
M. N. Klein

                                POWER OF ATTORNEY

      Know all men by these presents that A. V. MARTINI constitutes and appoints
J. L. PAYNE, MARK A. JACKSON and DAVID L. HICKS and each or any of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution, for him and in his name, place and stead, in any and all capacities to sign in his name to the Annual Report on Form 10-K of SANTA FE SNYDER CORPORATION for the fiscal year ended December 31, 1999 and to file the same, and with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them or their substitutes may lawfully do or cause to be done by virtue hereof.

Dated March 9, 2000
A. V. Martini
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                                POWER OF ATTORNEY

      Know all men by these presents that R. F. RICHARDS constitutes and appoints J. L. PAYNE, MARK A. JACKSON and DAVID L. HICKS and each or any of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution, for him and in his name, place and stead, in any and all capacities to sign in his name to the Annual Report on Form 10-K of SANTA FE SNYDER CORPORATION for the fiscal year ended December 31, 1999 and to file the same, and with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them or their substitutes may lawfully do or cause to be done by virtue hereof.

Dated  March 9, 2000
R. F. Richards

                                POWER OF ATTORNEY

      Know all men by these presents that J. A. HILL constitutes and appoints J.
L. PAYNE, MARK A. JACKSON and DAVID L. HICKS and each or any of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution, for him and in his name, place and stead, in any and all capacities to sign in his name to the Annual Report on Form 10-K of SANTA FE SNYDER CORPORATION for the fiscal year ended December 31, 1999 and to file the same, and with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them or their substitutes may lawfully do or cause to be done by virtue hereof.


Dated March 9, 2000
J. A. Hill

                                POWER OF ATTORNEY

      Know all men by these presents that K. D. WRISTON constitutes and appoints
J. L. PAYNE, MARK A. JACKSON and DAVID L. HICKS and each or any of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution, for him and in his name, place and stead, in any and all capacities to sign in his name to the Annual Report on Form 10-K of SANTA FE SNYDER CORPORATION for the fiscal year ended December 31, 1999 and to file the same, and with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them or their substitutes may lawfully do or cause to be done by virtue hereof.

Dated March 9, 2000
K. D. Wriston

                                POWER OF ATTORNEY

      Know all men by these presents that J. L. PAYNE constitutes and appoints MARK A. JACKSON and DAVID L. HICKS and each or any of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution, for him and in his name, place and stead, in any and all capacities to sign in his name to the Annual Report on Form 10-K of SANTA FE SNYDER CORPORATION for the fiscal year ended December 31, 1999 and to file the same, and with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them or their substitutes may lawfully do or cause to be done by virtue hereof.

Dated March 9, 2000
J. L. Payne

                                POWER OF ATTORNEY

      Know all men by these presents that H. R. LOGAN, JR. constitutes and appoints JAMES L. PAYNE, MARK A. JACKSON and DAVID L. HICKS and each or any of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution, for him and in his name, place and stead, in any and all capacities to sign in his name to the Annual Report on Form 10-K of SANTA FE SNYDER CORPORATION for the fiscal year ended December 31, 1999 and to file the same, and with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them or their substitutes may lawfully do or cause to be done by virtue hereof.

Dated March 9, 2000
H.R. Logan, Jr.
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                                POWER OF ATTORNEY

      Know all men by these presents that J. E. MCCORMICK constitutes and appoints JAMES L. PAYNE, MARK A. JACKSON and DAVID L. HICKS and each or any of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution, for him and in his name, place and stead, in any and all capacities to sign in his name to the Annual Report on Form 10-K of SANTA FE SNYDER CORPORATION for the fiscal year ended December 31, 1999 and to file the same, and with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them or their substitutes may lawfully do or cause to be done by virtue hereof.

Dated March 9, 2000
J. E. McCormick

                                POWER OF ATTORNEY

      Know all men by these presents that E.T. STORY constitutes and appoints JAMES L. PAYNE, MARK A. JACKSON and DAVID L. HICKS and each or any of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution, for him and in his name, place and stead, in any and all capacities to sign in his name to the Annual Report on Form 10-K of SANTA FE SNYDER CORPORATION for the fiscal year ended December 31, 1999 and to file the same, and with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them or their substitutes may lawfully do or cause to be done by virtue hereof.

Dated March 9, 2000
E. T. Story

                                POWER OF ATTORNEY

      Know all men by these presents that J. C. SNYDER constitutes and appoints JAMES. L. PAYNE, MARK A. JACKSON and DAVID L. HICKS and each or any of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution, for him and in his name, place and stead, in any and all capacities to sign in his name to the Annual Report on Form 10-K of SANTA FE SNYDER CORPORATION for the fiscal year ended December 31, 1999 and to file the same, and with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them or their substitutes may lawfully do or cause to be done by virtue hereof.

Dated March 9, 2000
J. C. Snyder

                                POWER OF ATTORNEY

      Know all men by these presents that M. S. WILKES constitutes and appoints JAMES. L. PAYNE, MARK A. JACKSON and DAVID L. HICKS and each or any of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution, for him and in his name, place and stead, in any and all capacities to sign in his name to the Annual Report on Form 10-K of SANTA FE SNYDER CORPORATION for the fiscal year ended December 31, 1999 and to file the same, and with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them or their substitutes may lawfully do or cause to be done by virtue hereof.

Dated March 9, 2000
M. S. Wilkes

                                POWER OF ATTORNEY

      Know all men by these presents that M. A. JACKSON constitutes and appoints JAMES. L. PAYNE and DAVID L. HICKS and each or any of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution, for him and in his name, place and stead, in any and all capacities to sign in his name to the Annual Report on Form 10-K of SANTA FE SNYDER CORPORATION for the fiscal year ended December 31, 1999 and to file the same, and with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them or their substitutes may lawfully do or cause to be done by virtue hereof.

Dated March 9, 2000
M. A. Jackson